UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Reports to Stockholders.

Christopher Weil & Company Core Investment Fund
Ticker CWCFX

For Investors Seeking Long-Term Capital Appreciation

ANNUAL REPORT
November 30, 2017

Table of Contents

CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND

Letter to Shareholders	1
Sector Allocation	3
Performance Information	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10

NOTES TO FINANCIAL STATEMENTS	11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

DISCLOSURE OF EXPENSES	19

ADDITIONAL INFORMATION	20

TRUSTEES AND OFFICERS	21

Christopher Weil & Company Core Investment Fund
Management’s Discussion of Fund Performance

Investment Summary

The Christopher Weil & Company Core Investment Fund (the “Fund”) returned 20.01% for the fiscal year ended November 30, 2017, compared to 22.87% for the S&P 500® Index. Excluding option positions, the number of our equity positions didn’t change, starting and ending the period with 31 positions. That being said, the Fund’s portfolio was not static - 19 positions were fully liquidated while 19 new positions were purchased with the proceeds. We added, and retained through the period, new positions in consumer staples, industrials, materials, and technology, while we reduced positions in financials, health care, and transportation. We purchased multiple puts throughout the year on indexes and sectors, to hedge what we thought would be a pickup in volatility. We also bought calls and puts to gain directional exposure on individual equities and wrote calls on equity positions in conjunction with the Fund’s covered call writing strategies.

The Fund’s performance was most negatively affected by exposure to transportation, consumer discretionary and consumer staples stocks. In the transportation sector, Alaska Air Group (ALK) and Spirit Airlines (SAVE) were some of the Fund’s worst performing assets. In consumer discretionary, Michael Kors (KORS) and Hanesbrands (HBI) in consumer staples negatively affected the Fund’s performance. Affiliated Managers Group (AMG), The TJX Companies (TJX), Allergan (AGN) and Sabre Corporation (SABR) were specific stocks outside of the above sectors that negatively affected the Fund’s performance.

On the positive side, our exposure to healthcare, materials and technology helped the Fund’s performance. Within healthcare our positions in Illumina (ILMN) and Jazz Pharmaceuticals (JAZZ) were our best performers. FMC Corp (FMC) and PPG Industries (PPG) were the largest performance contributors in the materials sector. In technology, Apple (AAPL) was the best performing stock in the Fund, while Facebook (FB), SolarEdge Technologies (SEDG), Intuit (INTU) and Alphabet (GOOG/GOOGL) were significant outperformers. Outside of the above sectors Five Below (FIVE) was also a tailwind in the consumer space and SVB Financial Corp (SIVB) performed well in the financial sector.

Option trading in the Fund had an overall negative effect on performance. Our index and sector hedging was our worst performing option strategy as the markets continued to make new highs with very little volatility. Our equity protection and directional equity exposure performed better than our sector hedging but still generated modest losses for the Fund.

Themes From Last Year

The past year saw a continued strengthening of the U.S. economy. Unemployment declined from 4.7% to 4.1% while wages continued to increase modestly. 3.5% GDP growth in the third quarter further confirmed the continuing recovery in the U.S. economy. With the economy nearing full employment and GDP continuing to trend positively, coupled with an administration that is determined to decrease regulations and corporate taxes, the domestic markets saw very positive returns, outpacing most analyst expectations. Wage inflation hasn’t picked up to the degree the Fed has projected, but job openings are currently outpacing those looking for jobs and immigration affecting both skills and unskilled labor are at the lowest levels in decades and that should be a good sign that an increased inflation rate is nearing.

2017 Annual Report 1

The S&P 500® Index had not suffered a pullback of more than 3.5% during the entire year, which was mostly unexpected by the market as well. Global indices for the first time in many years outperformed the U.S. market on the heels of GDP numbers in the Eurozone that outpaced the U.S. (for the first half of the year) a feat which hasn’t been reached for approximately a decade. Emerging markets were also very strong as a record number of families outside of the United States are moving into the middle class. Bond markets were modestly positive as domestic interest rates moved up strongly post-election, but have since settled back into a very tight range. During this time, the domestic treasury yield curve has also been flattening, which more than likely accurately reflects that we are in the later stages of the economic cycle. Volatility in the high yield market picked up marginally from last year on some fits and starts in retail stocks and mall related REIT fears, but nothing compared to the sell-off high yield experienced in 2015 and early 2016. Overall bond yield spreads are very tight along with elevated equity valuations.

Investment Strategy and Summary

Currently, we are targeting a portfolio that consists of approximately 30 positions, and we aim for each holding to have a weighting of between 2% and 8% of the net asset value of the Fund. As the economic and investment climate changes, we may increase or decrease our target number of positions. We look for companies in various sectors that have strong revenue growth and strong balance sheets, avoiding the most volatile issues. Technical analysis helps in choosing entry and exit points. Companies represent most major industry sectors, but we have, in practice, generally, over weighted technology and consumer discretionary while underweighting financials, energy, utilities, materials, and telecoms.

While we look to macro trends for guidance, note that our methodology is fundamentally bottoms up. We rigorously screen the investable universe for stocks that have strong balance sheets and income statements along with positive track records and likely potential for growth. The search for good value remains a top priority as we believe that even a great company can trade for too high a price and a mediocre one can trade well below its intrinsic value. We look for stocks that will outperform over the next few years and mostly shun short term plays, maintaining a mix of stocks of varied sectors, market capitalization, and anticipated volatility. We continue to believe that well managed companies will lead their industries, take market share, and grow earnings. Therefore, investors in well run companies should continue to profit over the longer term. We continue to buy companies we hope will deliver outsized positive returns, reserving the option to employ hedging strategies to weather more volatile times.

Christopher Weil, Chairman & John Wells, President/CEO
Christopher Weil & Company, Inc., Investment Advisor

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free 1-888-550-9266. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on our website www.cweil.com or by calling toll free 1-888-550-9266. The Fund’s Distributor is Rafferty Capital Markets, LLC.

2017 Annual Report 2

Christopher Weil & Company Core Investment Fund (Unaudited)

                 CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
                                                  Sector Allocation (Unaudited)
                                                 (As a Percentage of Net Assets)

                     *Net Cash represents cash equivalents and liabilities in excess of other assets.

2017 Annual Report 3

Christopher Weil & Company Core Investment Fund (Unaudited)

PERFORMANCE INFORMATION

November 30, 2017 NAV $15.71

Average Annual Total Returns for the Periods ended November 30, 2017.

				Since
	1 Year(A)	3 Year(A)	5 Year(A)	Inception(A)
Christopher Weil & Company Core Investment Fund	20.01%	5.72%	11.78%	11.56%
S&P 500® Index (B)	22.87%	10.91%	15.74%	16.00%

Total Annual Fund Operating Expense Ratio (from Prospectus dated 2/28/17):
             Gross – 1.51%; Net – 1.24%

The Total Annual Fund Operating Expense Ratio reported above may not correlate to the expense ratio in the Fund’s financial highlights because (a) of the application of waivers as described in Note 4 and (b) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Christopher Weil & Company Core Investment Fund was December 21, 2011.

(B) The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-550-9266 OR VISIT OUR WEBSITE AT www.cweil.com. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2017 Annual Report 4

Christopher Weil & Company Core Investment Fund
		Schedule of Investments
		November 30, 2017
Shares		Fair Value	% of Net Assets
COMMON STOCKS

COMMUNICATIONS
Services - Computer Programming, Data Processing, Etc.
830	Alphabet Inc. Class A *	$860,021
618	Alphabet Inc. Class C *	631,231
11,470	Facebook, Inc. Class A *	2,032,255
		3,523,507
Total for Communications		3,523,507	9.28%

CONSUMER DISCRETIONARY
Cable & Other Pay Television Services
18,260	The Walt Disney Co.	1,914,013
General Building Contractors - Residential Buildings
13,380	Lennar Corporation Class A	839,996
268	Lennar Corporation Class B	13,733
		853,729
Retail - Apparel & Accessory Stores
41,200	Hanesbrands Inc.	860,668
Retail - Variety Stores
13,020	Five Below, Inc. *	804,636
Services - Advertising Agencies
50,000	Groupon, Inc. *	282,000
Total for Consumer Discretionary		4,715,046	12.42%

CONSUMER STAPLES
Food And Kindred Products
28,000	The Hain Celestial Group, Inc. *	1,150,800
Total for Consumer Staples		1,150,800	3.03%

FINANCIALS
Banks
10,100	First Republic Bank	964,954
Investment Advice
5,875	Affiliated Managers Group, Inc.	1,167,186
National Commercial Banks
12,000	Pinnacle Financial Partners, Inc.	823,800
Total for Financials		2,955,940	7.78%

HEALTH CARE
Biological Products, (No Diagnostic Substances)
4,000	Amgen Inc.	702,640
Laboratory Analytical Instruments
9,000	Illumina, Inc. *	2,070,270
Pharmaceutical Preparations
6,400	Allergan plc (Ireland)	1,112,512
Total for Health Care		3,885,422	10.23%

INDUSTRIALS
Air Transportation, Scheduled
21,100	Alaska Air Group, Inc.	1,459,487
Electronic & Other Electrical Equipment (No Computer Equipment)
18,140	General Electric Company	331,781
Services - Computer Processing & Data Preparation
20,200	Verisk Analytics, Inc. Class A *	1,947,684
Trucking (No Local)
15,000	Schneider National, Inc. Class B	393,450
Total for Industrials		4,132,402	10.88%

* Non-Income Producing Securities.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 5

Christopher Weil & Company Core Investment Fund
			Schedule of Investments
			November 30, 2017
Shares			Fair Value	% of Net Assets
COMMON STOCKS

INFORMATION TECHNOLOGY
Computer Communications Equipment
22,000	Cisco Systems, Inc.		$820,600
Computer Peripheral Equipment, NEC
37,300	Fortinet, Inc. *		1,568,838
Electronic Computers
18,400	Apple Inc. +		3,162,040
Semiconductors & Related Devices
35,800	SolarEdge Technologies, Inc. *		1,303,120
25,000	SunPower Corporation *		206,500
			1,509,620
Services - Business Services, NEC
2,700	MAXIMUS, Inc.		186,516
Services - Computer Programming, Data Processing, Etc.
14,350	The Trade Desk, Inc. Class A *		705,159
Services - Computer Programming Services
22,500	Amdocs Limited (Island of Guernsey)		1,469,025
Services - Prepackaged Software
10,400	Intuit Inc.		1,635,088
Total for Information Technology			11,056,886	29.12%

MATERIALS
Agricultural Chemicals
3,600	Agrium Inc.		395,784
22,500	American Vanguard Corporation		447,750
			843,534
Chemicals & Allied Products
20,600	FMC Corporation		1,944,640
Paints, Varnishes, Lacquers, Enamels & Allied Products
9,480	PPG Industries, Inc.		1,107,738
Total for Materials			3,895,912	10.26%
Total for Common Stocks (Cost $24,907,810)			35,315,915	93.00%

MONEY MARKET FUNDS
2,517,370	Invesco Short-Term Investments Trust Treasury Portfolio
	Institutional Class 0.98%**		2,517,370	6.63%
	(Cost $2,517,370)

CALL OPTIONS PURCHASED		Notional
Expiration Date/Exercise Price	Contracts	Amount
Groupon, Inc.	650	$366,600	47,450
January 19, 2018 Calls @ 5.00
Stratasys Ltd. *	750	1,633,500	71,250
June 15, 2018 Calls @ 30.00
Total for Call Options Purchased (Premiums Paid - $99,006)			118,700	0.31%

Total Investment Securities			37,951,985	99.94%
	(Cost $27,524,186)
Other Assets in Excess of Liabilities			21,971	0.06%
Net Assets			$37,973,956	100.00%

* Non-Income Producing Securities. ** The rate shown was the 7-day yield at November 30, 2017. + Portion or all of the security is pledged as collateral for call options written.

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 6

Christopher Weil & Company Core Investment Fund
	Schedule of Call Options Written
		November 30, 2017
Underlying Security		Notional	Fair Value
Expiration Date/Exercise Price	Contracts	Amount
Apple Inc.
February 16, 2018 Calls @ 160.00	23	$395,255	$35,075
February 16, 2018 Calls @ 175.00	23	395,255	14,536
Total (Premiums Received $58,589)			$49,611

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 7

Christopher Weil & Company Core Investment Fund

Statement of Assets and Liabilities
November 30, 2017

Assets:
Investment Securities at Fair Value	$37,951,985
(Cost $27,524,186)
Dividends Receivable	27,081
Interest Receivable	1,864
Receivable for Securities Sold	299,779
Total Assets	38,280,709
Liabilities:
Call Options Written at Fair Value (Premiums Received $58,589)	49,611
Payable for Management Fees	22,922
Payable for Services Fees	14,743
Payable for Securities Purchased	219,477
Total Liabilities	306,753
Net Assets	$37,973,956
Net Assets Consist of:
Paid In Capital	$24,595,601
Accumulated Net Investment Income (Loss)	(105,060)
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	3,046,638
Unrealized Appreciation (Depreciation) in Value of Investments - Net	10,436,777
Net Assets, for 2,416,921 Shares Outstanding	$37,973,956
(Unlimited number of shares authorized without par value)

Net Asset Value and Offering Price (Note 2)	$15.71
Minimum Redemption Price Per Share ($15.71 * 0.98) (Note 2)	$15.40

Statement of Operations
For the fiscal year ended November 30, 2017

Investment Income:
Dividends (Net of Foreign Withholding Taxes and ADR Fees of $236)	$309,493
Interest	25,272
Total Investment Income	334,765
Expenses:
Management Fees	358,176
Services Fees	179,088
Total Expenses	537,264
Less: Management Fees Waived (Note 4)	(89,544)
Less: Services Fees Waived (Note 4)	(3,150)
Net Expenses	444,570

Net Investment Income (Loss)	(109,805)

Realized and Unrealized Gain (Loss) on Investments, Options Purchased and Options Written:
Net Realized Gain (Loss) on Investments	3,451,398
Net Realized Gain (Loss) on Options Purchased	(257,495)
Net Realized Gain (Loss) on Options Written	(110,054)
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,577,436
Net Change in Unrealized Appreciation (Depreciation) on Options Purchased	19,694
Net Change in Unrealized Appreciation (Depreciation) on Options Written	8,978
Net Realized and Unrealized Gain (Loss) on Investments, Options Purchased and
Options Written	6,689,957

Net Increase (Decrease) in Net Assets from Operations	$6,580,152

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 8

Christopher Weil & Company Core Investment Fund

Statements of Changes in Net Assets

	12/1/2016	12/1/2015
	to	to
	11/30/2017	11/30/2016
From Operations:
Net Investment Income (Loss)	$(109,805)	$(142,128)
Net Realized Gain (Loss) on Investments, Options Purchased
and Options Written	3,083,849	225,492
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Options Purchased and Options Written	3,606,108	(318,396)
Increase (Decrease) in Net Assets from Operations	6,580,152	(235,032)
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Investments	(225,478)	(2,719,562)
Total Distributions to Shareholders	(225,478)	(2,719,562)
From Capital Share Transactions:
Proceeds From Sale of Shares	3,143,570	2,465,063
Proceeds from Redemption Fees (Note 2)	126	105
Shares Issued on Reinvestment of Dividends	225,478	2,719,562
Cost of Shares Redeemed	(8,360,854)	(4,864,803)
Net Increase (Decrease) from Shareholder Activity	(4,991,680)	319,927
Net Increase (Decrease) in Net Assets	1,362,994	(2,634,667)

Net Assets at Beginning of Period	36,610,962	39,245,629
Net Assets at End of Period	$37,973,956	$36,610,962

Accumulated Net Investment Income (Loss)	$(105,060)	$(135,806)

Share Transactions:
Issued	215,438	193,906
Reinvested	16,814	210,492
Redeemed	(595,582)	(376,792)
Net Increase (Decrease) in Shares	(363,330)	27,606
Shares Outstanding Beginning of Period	2,780,251	2,752,645
Shares Outstanding End of Period	2,416,921	2,780,251

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 9

Christopher Weil & Company Core Investment Fund

Financial Highlights

Selected data for a share outstanding throughout the period:	12/1/2016		12/1/2015		12/1/2014		12/1/2013		12/1/2012
	to		to		to		to		to
	11/30/2017		11/30/2016		11/30/2015		11/30/2014		11/30/2013
Net Asset Value - Beginning of Period	$13.17		$14.26		$14.70		$14.21		$10.98
Net Investment Income (Loss) (a)	(0.04)		(0.05)		(0.08)		(0.14)		(0.04)
Net Gains (Loss) on Investments (Realized and Unrealized)	2.66		(0.06)		(0.05)		1.95		3.30
Total from Investment Operations (b)	2.62		(0.11)		(0.13)		1.81		3.26
Distributions (From Net Investment Income)	-		-		-		-		(0.03)
Distributions (From Capital Gains)	(0.08)		(0.98)		(0.31)		(1.32)		-
Total Distributions	(0.08)		(0.98)		(0.31)		(1.32)		(0.03)
Proceeds from Redemption Fee (Note 2)	-	+	-	+	-	+	-	+	-
Net Asset Value - End of Period	$15.71		$13.17		$14.26		$14.70		$14.21
Total Return (c)	20.01%		(0.63)%		(0.93)%		13.82%		29.78%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$37,974		$36,611		$39,246		$42,779		$34,717
Before Waiver
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	-0.57%		-0.65%		-0.71%		-1.05%		-0.30%
After Waiver
Ratio of Expenses to Average Net Assets (d)	1.24%		1.23%		1.32%		1.50%		1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (d)	-0.31%		-0.38%		-0.53%		-1.05%		-0.30%
Portfolio Turnover Rate	49.43%		20.58%		62.06%		55.55%		164.60%

+ Amount less than $0.005 per share.
(a) Per share amount calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of
Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(d) Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management and Service Fees. (Note 4)

The accompanying notes are an integral part of these financial statements.

2017 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
CHRISTOPHER WEIL & COMPANY CORE INVESTMENT FUND
November 30, 2017

1.) ORGANIZATION
Christopher Weil & Company Core Investment Fund (the “Fund”) was organized as a series of the PFS Funds (the “Trust”) on December 16, 2011. The Fund is non-diversified. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2017, there were eight series authorized by the Trust. The investment advisor to the Fund is Christopher Weil & Company, Inc. (the “Advisor”). The Fund commenced operations on December 21, 2011. The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV for the Fund is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended November 30, 2017, proceeds from redemption fees were $126.

OPTIONS: The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits a fund’s potential loss to the amount of the premium paid and can afford a fund the opportunity to profit from favorable movements in the price of the underlying security to a greater extent than if the transaction were effected directly. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a fund on the expiration date as realized gains on options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a fund has realized a gain or a loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. A fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any

2017 Annual Report 11

Notes to Financial Statements - continued

tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2017, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of any Fund. At November 30, 2017, accumulated net investment income (loss) was increased by $140,551 and paid in capital was decreased by $140,551. The adjustment was attributed to the reclassification of net investment loss.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual fund based on each fund’s relative net assets or another appropriate basis.

OTHER: The Fund records security transactions based on a trade date for financial statement purposes. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITY VALUATIONS
The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the assets or liabilities, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

2017 Annual Report 12

Notes to Financial Statements - continued

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows:

Equity securities (common stocks). Equity securities that are traded on any exchange or on the NAS-DAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a purchased option position is valued at its last bid price except when, in the Advisor’s opinion, the last bid price does not accurately reflect the current value of the option position. Lacking a last sale price, a written option position is valued at its last ask price except when, in the Advisor’s opinion, the last ask price does not accurately reflect the current value of the option position. When such bid or ask prices are used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 or level 3 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2017:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$35,315,915	$ 0	$0	$35,315,915
Money Market Funds	2,517,370	0	0	2,517,370
Call Options Purchased	0	118,700	0	118,700
Total	$ 37,833,285	$118,700	$0	$37,951,985

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$0	$49,611	$0	$49,611
Total	$0	$49,611	$0	$49,611

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal year ended November 30, 2017. There were no transfers into or out of the levels during the fiscal year ended November 30, 2017. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENTS AND SERVICES AGREEMENTS
The Fund has an investment advisory agreement (the “Management Agreement”) with the Advisor. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives a Management Fee equal to 1.00% of the average daily net assets of the Fund. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Management Fee such that it will be equal to 0.75% of the Fund’s average daily net assets. This waiver will automatically terminate on

2017 Annual Report 13

Notes to Financial Statements - continued

March 31, 2018 unless it is renewed by the Advisor. The Advisor will not terminate the waiver prior to March 31, 2018.

As a result of the above calculation, for the fiscal year ended November 30, 2017, the Advisor earned management fees totaling $358,176. At November 30, 2017, the Fund owed $22,922 to the Advisor. A total of $89,544 of management fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2017.

Additionally, the Fund has a Services Agreement with the Advisor (the “Services Agreement”). Under the Services Agreement the Advisor receives an additional fee of 0.50% of the average daily net assets of the Fund and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Effective April 1, 2015, the Advisor has contractually agreed to waive a portion of its Services Fee to 0.20% of the Fund’s average daily net assets greater than $35 million. This waiver will automatically terminate on March 31, 2018 unless it is renewed by the Advisor. The Advisor will not terminate this waiver prior to March 31, 2018.

For the fiscal year ended November 30, 2017, the Advisor earned services fees of $179,088. At November 30, 2017, the Fund owed the Advisor services fees of $14,743. A total of $3,150 of services fees was waived with no recoupment provisions by the Fund for the fiscal year ended November 30, 2017.

5.) OPTION TRANSACTIONS
As of November 30, 2017, portfolio securities valued at $790,510 were held by the Fund as collateral for options written by the Fund.

For the fiscal year ended November 30, 2017, the total amount of options written, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 30, 2016	0	$0
Options written	652	159,659
Options terminated in closing purchase transactions	(606)	(101,070)
Options expired	0	0
Options exercised	0	0
Options outstanding at November 30, 2017	46	$58,589

For the fiscal year ended November 30, 2017, the total amount of options purchased, as presented in the table below, is representative of the volume of activity for these derivative types during the period:

	Number of	Premiums
	Contracts	Paid
Options outstanding at November 30, 2016	0	$0
Options purchased	11,988	556,772
Options terminated in closing sale transactions	(2,531)	(158,167)
Options expired	(7,968)	(289,577)
Options exercised	(89)	(10,022)
Options outstanding at November 30, 2017	1,400	$99,006

The locations on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, are as follows:

	Asset		Liability
	Derivatives		Derivatives
Options purchased:		Call Options Written
Included In Investments	$118,700	at Fair Value	$49,611
Securities at Fair Value

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended November 30, 2017 by the Fund are recorded in the following locations in the Statement of Operations:

2017 Annual Report 14

Notes to Financial Statements - continued

		Realized		Unrealized
Equity Contracts	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Net Realized		Net Change In Unrealized
Purchased	Gain (Loss) on	($257,495)	Appreciation (Depreciation)	$19,694
Options Purchased			on Options Purchased

Options	Net Realized		Net Change In Unrealized
Written	Gain (Loss) on	($110,054)	Appreciation (Depreciation)	$8,978
	Options Written		on Options Written

The table below shows offsetting assets and liabilities relating to options written shown on the Statement of Assets and Liabilities as of November 30, 2017.

Liabilities:
Gross Amounts Not
Offset in the Statement of
Assets and Liabilities
		Gross	Net Amount of
		Amounts	Liabilities
	Gross	Offset in the	Presented in the
	Amounts of	Statement of	Statement of
	Recognized	Assets and	Assets and	Financial
Description	Liabilities	Liabilities	Liabilities	Instruments	Cash	Net Amount
Options
Written	$49,611	$0	$49,611	$49,611	$0	$0

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund’s use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

2017 Annual Report 15

Notes to Financial Statements - continued

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expires. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

6.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Advisor.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $4,500 in Trustees’ fees for the Fund for the fiscal year ended November 30, 2017 by the Advisor.

7.) INVESTMENTS
For the fiscal year ended November 30, 2017, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $15,927,253 and $21,386,424, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the fund, under section 2(a)(9) of the 1940 Act. At November 30, 2017, National Financial Services, LLC, located at 200 Liberty Street, New York, New York 10281, held for the benefit of its customers, in aggregate, 98.66% of Fund shares. The Trust does not know whether any underlying accounts of National Financial Services, LLC, owned or controlled 25% or more of the voting securities of the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2017 was $27,630,025, and premiums received from written options was $58,589.

At November 30, 2017, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investment securities on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$10,787,622	($465,662)	$10,321,960

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2017	November 30, 2016
Ordinary Income	$ 0	$ 0
Long-term Capital Gain	225,478	2,719,562
	$ 225,478	$ 2,719,562

Subsequent to November 30, 2017, the Fund paid a distribution of $1.30868 per share from long-term capital gains on December 22, 2017 to the shareholders of record on December 21, 2017.

As of November 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed realized gains	$ 3,155,879
Other accumulated gains/losses	(99,484)
Unrealized appreciation on investment securities - net	10,321,960
$ 13,378,355

As of November 30, 2017, the primary differences between book basis and tax basis unrealized appreciation are attributable to the tax deferral of losses on wash sales. As of November 30, 2017, the Fund deferred late-year ordinary losses of $105,060, which is included in other accumulated gains/losses.

2017 Annual Report 16

Notes to Financial Statements - continued

10.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that, other than the December 22, 2017 distributions reported in Note 9, there is no impact requiring adjustment or disclosure in the financial statements.

2017 Annual Report 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Christopher Weil & Company Core Investment Fund and
Board of Trustees of PFS Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and call options written, of Christopher Weil & Company Core Investment Fund (the "Fund"), a series of PFS Funds, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Christopher Weil & Company Core Investment Fund, as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 25, 2018

2017 Annual Report 18

DISCLOSURE OF EXPENSES
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. If Fund shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, IRA accounts will be charged an $8.00 annual maintenance fee. Also, your account will be indirectly subject to the expenses of the underlying funds.

The Example is based on an investment of $1,000 invested in the Fund on June 1, 2017, and held through November 30, 2017.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or IRA maintenance fees described above or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2017 to
	June 1, 2017	November 30, 2017	November 30, 2017

Actual	$1,000.00	$1,070.89	$6.44

Hypothetical	$1,000.00	$1,018.85	$6.28
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2017 Annual Report 19

ADDITIONAL INFORMATION
November 30, 2017
(Unaudited)

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING GUIDELINES

Christopher Weil & Company, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s web site at www.cweil.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number(1-888-550-9266). This information is also available on the Securities and Exchange Commission’s web site at http://www.sec.gov.

ADDITIONAL INFORMATION

You will find more information about the Fund at www.cweil.com. For shareholder inquiries, please call toll-free in the U.S. at 1-888-550-9266.

2017 Annual Report 20

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-550-9266. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Chief	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Compliance	Solutions LLC (investment compli-
	Officer	Officer Since	ance and consulting) (2007 to cur-
		2010	rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Co-owner of Stebleton & Brown	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	(1994 to current). Estate planning		Investor Funds
and business attorney (1970 to cur-
rent).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2017 Annual Report 21

Investment Advisor
Christopher Weil & Company, Inc.

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Transfer Agent
Mutual Shareholder Services, LLC

This report is provided for the general information of the shareholders of the Christopher
Weil & Company Core Investment Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Christopher Weil & Company Funds
11236 El Camino Real, Suite 200
San Diego, California 92130
1-888-550-9266 OR 1-800-355-9345
www.cweil.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/17	FYE 11/30/16
Audit Fees	$13,300	$13,350
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$800	$800

Nature of Tax Fees: Preparation of Excise Tax Statement and 1120 RIC.
Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/17	FYE 11/30/16
Registrant	$3, 300	$3, 300
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/29/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/29/18

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 1/29/18